UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: February 4, 2004
(Date of earliest event reported)

CRITICAL PATH, INC.

(Exact name of registrant as specified in its charter)

California	000-25331	91-1788300

(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of	Number)	Identification Number)
Incorporation)

350 The Embarcadero, San	94105
Francisco, CA

(Address of principal	(Zip Code)
executive offices)

(415) 541-2500

(Registrant’s telephone number,
including area code)

Item 7.  Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press Release dated February 4, 2004.

Item 12.  Results of Operations and Financial Condition.

          On February 4, 2004, Critical Path, Inc. (the “Company”) issued a press release announcing the Company’s financial results for its fourth fiscal quarter and fiscal year ended December 31, 2003. The full text of the Company’s press release is furnished herewith as Exhibit 99.1.

          The information in this Current Report, including but not limited to Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report, including but not limited to Exhibit 99.1, shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

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SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRITICAL PATH, INC.

Date: February 4, 2004	By:	/s/ William E. McGlashan, Jr.

		Name:	William E. McGlashan, Jr.
		Title:	Chief Executive Officer and Chairman of the Board of Directors

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EXHIBIT INDEX

99.1	Press Release dated February 4, 2004.

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